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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): MAY 2, 2000

                        EOP OPERATING LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in Charter)

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
               DELAWARE                               001-13625                             36-4156801
     (State or Other Jurisdiction                    (Commission                           (IRS Employer
          of Incorporation)                          File Number)                      Identification Number)
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
                TWO NORTH RIVERSIDE PLAZA, SUITE 2100, CHICAGO, ILLINOIS                            60606
                        (Address of Principal Executive Offices)                                  (Zip Code)
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                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On May 2, 2000, the Executive Committee of the Board of Trustees of Equity Office Properties Trust, as general partner of EOP Operating Limited Partnership, approved the Eleventh Amendment to the Agreement of Limited Partnership of EOP Partnership. The Eleventh Amendment amends Sections 7.4, 8.5.C, and 14.1.B of the partnership agreement of EOP Partnership. On May 2, 2000, the Executive Committee of the Board of Trustees of Equity Office also approved the First Amended and Restated Agreement of Limited Partnership of EOP Partnership, which , in general, integrates the partnership agreement of EOP Partnership and the prior amendments thereto into one document and incorporates certain changes in applicable federal income tax laws.

         On May 11, 2000, Equity Office, EOP Partnership, Cornerstone Properties Inc. and Cornerstone Properties Limited Partnership executed the First Amendment to Agreement and Plan of Merger, which, among other things, clarifies certain provisions of the Merger Agreement and provides for a special dividend $.03 per share of Cornerstone common stock to be paid prior to the closing of the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

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                    Exhibit
                    Number        Description of Exhibit
                    -------       ----------------------

                     2.1 First Amendment to Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.1 to the Form 8-K of Equity Office filed with the SEC on May 12, 2000)


                     3.1 Eleventh Amendment to Agreement of Limited Partnership of EOP Operating Limited Partnership (incorporated herein by reference to Exhibit 10.1 to the Form 8-K of Equity Office filed with the SEC on May 12, 2000)

                     3.2 First Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership (incorporated herein by reference to Exhibit 10.2 to the Form 8-K of Equity Office filed with the SEC on May 12, 2000)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EOP OPERATING LIMITED PARTNERSHIP

                                   By:    EQUITY OFFICE PROPERTIES TRUST,
                                          as general partner

                                          By:   /s/ Stanley M. Stevens
                                             ------------------------------
                                              Stanley M. Stevens
                                              Executive Vice President, Chief
                                              Legal Counsel and Secretary

Date:  May 12, 2000


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                                  EXHIBIT INDEX

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Exhibit
Number                             Description of Exhibit                                  Page
-------                            ----------------------                                  ----

 2.1 First Amendment to Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.1 to the Form 8-K of Equity Office filed with the SEC on May 12, 2000)



 3.1 Eleventh Amendment to Agreement of Limited Partnership of EOP Operating Limited Partnership (incorporated herein by reference to Exhibit 10.1 to the Form 8-K of Equity Office filed with the SEC on May 12, 2000)


 3.2 First Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership (incorporated herein by reference to Exhibit 10.2 to the Form 8-K of Equity Office filed with the SEC on May 12,
                      2000)
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